UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

SEPTEMBER 4, 2003 (SEPTEMBER 2, 2003)

ZIX CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

TEXAS	0-17995	75-2216818

(STATE OR OTHER	(COMMISSION FILE	(IRS EMPLOYER

JURISDICTION OF	NUMBER)	IDENTIFICATION NO.)

INCORPORATION)

2711 NORTH HASKELL AVENUE
SUITE 2300, LB 36
DALLAS, TEXAS 75204-2960

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:

(214) 370-2000

ITEM 2.     OTHER EVENTS.

     On September 2, 2003, Zix Corporation, a Texas corporation (the “Registrant”) acquired substantially all of the assets of Elron Software, Inc., a Delaware corporation and a provider of anti-spam, and email and web filtering services (“Elron Software”), pursuant to an Asset Purchase Agreement, dated September 2, 2003, among the Registrant, Zix Acquisition Corporation, Elron Software, Elron Electronic Industries, Ltd. (NASDAQ:ELRN), an Israeli corporation and parent corporation of Elron Software, and an affiliated entity.

      Under the terms of the agreement, the Registrant acquired substantially all of the assets and business of Elron Software, including $1 million in cash, by issuing 1,709,402 shares (the “Securities”) of the Registrant’s common stock, valued at $6 million or $3.51 per share, and a 5.75% convertible note (“Convertible Note”) for $1 million, which is due in 12 monthly installments beginning September 2004. The note may be converted at the holder’s option into the Registrant’s common stock at a conversion price of $3.86 per share, subject to certain adjustments. In addition, the Registrant assumed certain liabilities of Elron Software.

     The Securities and the shares of the Registrant’s common stock issuable upon the conversion of the Convertible Note have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. In connection with this transaction, the parties entered into a Registration Rights Agreement, dated September 2, 2003, with respect to the Securities and the shares of the Registrant’s common stock issuable upon the conversion of the Convertible Note, pursuant to which the Registrant has agreed to prepare and file a registration statement covering the resale of thereof. Of the 1,709,402 shares of the Registrant’s common stock issued at the Closing, 854,701 are subject to sale restrictions, which provide that such shares may not be sold until the sale restrictions lapse. The sale restrictions lapse monthly and pro-rata during the period beginning upon the effectiveness of the registration statement and ending on September 2, 2004.

     A complete copy of each of the Asset Purchase Agreement, the Convertible Note, the Registration Rights Agreement, a related trademark license agreement, and the related press release of the Registrant, are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4 and 99.1, respectively, and are incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item are not filed herewith but shall be filed by an amendment to this report on Form 8-K not later than 60 days after the date this report was required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item are not filed herewith but shall be filed by an amendment to this report on Form 8-K not later than 60 days after the date this report was required to be filed.

(c)	Exhibits.

4.1	Asset Purchase Agreement, dated September 2, 2003, among Zix Corporation, Zix Acquisition Corporation, Elron Software, Inc., Elron Electronic Industries, Ltd., and Elron Software (2000), Ltd. (excluding schedules and exhibits).

4.2	Convertible Promissory Note of Zix Corporation, dated September 2, 2003, in the original principal amount of $1,000,000.

4.3	Registration Rights Agreement, dated September 2, 2003, between Zix Corporation and Elron Software, Inc.

4.4	Trademark License Agreement, dated September 2, 2003, among Elron Electronic Industries, Ltd., Elron Software, Inc., and Zix Corporation.

99.1	Press Release issued by the Registrant on September 2, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

Date: September 4, 2003	By:	/s/ Steve M. York

Steve M. York
Senior Vice President, Chief Financial
Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description

4.1	Asset Purchase Agreement, dated September 2, 2003, among Zix Corporation, Zix Acquisition Corporation, Elron Software, Inc., Elron Electronic Industries, Ltd., and Elron Software (2000), Ltd. (excluding schedules and exhibits).

4.2	Convertible Promissory Note of Zix Corporation, dated September 2, 2003, in the original principal amount of $1,000,000.

4.3	Registration Rights Agreement, dated September 2, 2003, between Zix Corporation and Elron Software, Inc.

4.4	Trademark License Agreement, dated September 2, 2003, among Elron Electronic Industries, Ltd., Elron Software, Inc., and Zix Corporation.

99.1	Press Release issued by the Registrant on September 2, 2003.